Dreyfus
Institutional
Preferred Money
Market Fund

Annual Report

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the funds investments and its share price.

Dreyfus Institutional Preferred Money Market Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus
Institutional Preferred Money Market Fund for the 12-month period ended March 31, 1999. For the year, your fund produced a yield of 5.34% and, after taking into account the effect of compounding, an effective yield of 5.48%.*

The Economy

   The economy in the year ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your funds fiscal period;
however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at an above-trend rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Environment/Portfolio Focus

   The economic forces described above drove down interest rates in the late summer and early fall of 1998. Later last year, there was a modest increase in rates. One of its effects was to change the yield curve back to a more normal pattern, in which longer-term yields exceed those of shorter-term instruments.

   A flight to safety last year had a powerful impact on the U.S. money market for several months, which abated when the Federal Reserve stepped in with its series of moves to lower interest rates. After that stabilizing action, market rates began to edge higher, as the domestic economy continued to demonstrate exceptional strength in spite of turmoil abroad. One factor that affected U.S. interest rates was a rise in interest rates in Japan. This brought about some repatriation of investment funds to that country. In addition, the introduction of the Euro currency at the start of 1999, which was initially well received, put some downward pressure for a while on the U.S. dollar. More recently, though, the dollar has strengthened relative to the Euro, due in large part to the sluggish economic growth in Europe, and perhaps also to apprehension about the NATO military involvement in Kosovo.

   Generally, the main influences now on short-term rates in the U.S. seem to be underlying economic factors, rather than the fear that gripped many investors last fall.

   While the domestic economy continues to expand without visible inflationary pressures, the Federal Reserve remains in a wait-and-see mode, with no indication of a change in its policy tilt toward either tighter or looser credit. We believe that as long as this scenario continues, the money market should remain stable. Therefore, in an effort to maximize yields, we intend to continue to maintain an average portfolio maturity longer than the industry average of Standard & Poor's AAA-rated money market funds.

   As always, we will keep a close watch on market developments in case some adjustments are required in our investment strategies.

                                  Sincerely,
                                  /s/ Patricia A. Larkin
                                  Patricia A. Larkin
                                  Senior Portfolio Manager

April 19, 1999
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Dreyfus Institutional Preferred Money Market Fund
------------------------------------------------------------------------------
Statement of Investments                                        March 31, 1999

                                                                                                     Principal
Negotiable Bank Certificates of Deposit--29.4%                                                         Amount             Value
-------------------------------------------------------------------------------                    -------------     ------------
Abbey National Treasury Services (Yankee)
   5.20%,12/9/1999.............................................................                    $  25,000,000     $ 25,000,000
Bayerishe Landesbank (Yankee)
   5.69%, 5/6/1999.............................................................                       25,000,000       24,999,618
Commerzbank AG (Yankee)
   5.02%, 1/10/2000............................................................                       13,000,000       12,997,311
Creditanstalt Bankverein (Yankee)
   5.77%, 4/16/1999............................................................                       25,000,000       24,999,508
Crestar Bank
   5.00%, 1/19/2000............................................................                       50,000,000       50,000,000
Den Danske Bank A/S
   5.02%, 1/10/2000............................................................                       25,000,000       25,000,000
Deutsche Bank AG (London)
   4.90%, 5/10/1999............................................................                       20,000,000       19,999,971
Deutsche Bank AG (Yankee)
   5.02%, 1/16/2000............................................................                       40,000,000       39,994,079
Harris Trust & Savings Bank
   4.85%, 4/15/1999............................................................                       44,000,000       44,000,327
Marine Midland Bank NA
   5.05%, 2/14/2000............................................................                       25,000,000       24,991,573
National Westminster Bank (Yankee)
   5.01%, 9/2/1999.............................................................                       50,000,000       50,006,256
Rabobank Nederland N.V. (Yankee)
   5.81%, 5/5/1999.............................................................                       40,000,000       39,998,896
Societe Generale (Yankee)
   4.87%-5.80%, 4/1/1999-1/14/2000.............................................                       95,000,000       94,981,404
Svenska Handelsbanken (London)
   4.96%, 8/19/1999............................................................                       20,000,000       20,001,258
Westdeutsche Landesbank Girozentrale (Yankee)
   4.87%-5.04%, 4/6/1999-4/12/1999.............................................                       90,000,000       90,000,000
                                                                                                                     ------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $586,970,201) ........................................................                                      $586,970,201
                                                                                                                     ------------
                                                                                                                     ------------

Commercial Paper--40.5%
-------------------------------------------------------------------------------
Associates Corp. of North America
   5.00%, 4/1/1999.............................................................                    $  90,000,000     $ 90,000,000
Atlantis One Funding
   4.91%, 6/24/1999............................................................                       40,000,000       39,547,333
BankAmerica Corp
   4.95%-5.10%, 5/13/1999-8/18/1999............................................                       35,000,000       34,668,936

Dreyfus Institutional Preferred Money Market Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                            March 31, 1999

                                                                                                     Principal
Commercial Paper (Continued)                                                                          Amount             Value
-------------------------------------------------------------------------------                    -------------     ------------
Bear Stearns Co.
   5.13%, 4/8/1999.............................................................                    $  50,000,000     $ 49,951,000
Canadian Imperial Holdings Inc.
   4.85%, 4/22/1999............................................................                       25,000,000       24,930,117
Den Danske Corp. Inc.
   4.90%, 5/18/1999............................................................                       50,000,000       49,684,056
Equilon Enterprises LLC
   4.90%, 6/4/1999-6/9/1999....................................................                       88,000,000       87,213,903
General Electric Capital Corp.
   4.86%-4.90%, 4/15/1999-5/28/1999............................................                       75,000,000       74,653,062
General Electric Capital Services Inc.
   4.85%-5.00%, 4/15/1999-10/12/1999...........................................                       85,000,000       84,184,634
Goldman Sachs Group L.P.
   5.13%, 5/14/1999............................................................                       10,000,000        9,940,397
Internationale Nederlanden (U.S.) Funding Corp.
   5.00%, 5/26/1999............................................................                       25,000,000       24,813,993
Morgan (J.P.) & Co. Inc.
   4.90%-4.91%, 4/9/1999-7/20/1999.............................................                       60,000,000       59,252,833
Prudential Funding Corp.
   5.00%, 4/1/1999.............................................................                       90,000,000       90,000,000
UBS Finance (DE) Inc.
   5.00%, 4/1/1999.............................................................                       90,000,000       90,000,000
                                                                                                                     ------------
TOTAL COMMERCIAL PAPER (cost $808,840,264).....................................                                      $808,840,264
                                                                                                                     ------------
                                                                                                                     ------------

Corporate Notes--8.4%
-------------------------------------------------------------------------------
Bear Stearns Companies Inc.
   5.03%, 3/2/2000 (a) .........................................................                    $ 24,000,000     $ 24,011,930
CIT Group Holdings, Inc.
   4.88%-5.00%, 9/29/1999-2/24/2000 (a) ........................................                      89,000,000       88,966,904
Istituto Bancario San Paolo Di Torino
   4.88%, 4/19/1999 (a) ........................................................                      25,000,000       24,999,464
Merrill Lynch & Co. Inc.
   4.87%-4.92%, 4/19/1999-10/13/1999 (a) .......................................                      30,000,000       30,000,000
                                                                                                                     ------------

TOTAL CORPORATE NOTES (cost $167,978,298) ......................................                                     $167,978,298
                                                                                                                     ------------
                                                                                                                     ------------

Promissory Notes--4.3%
-------------------------------------------------------------------------------
Goldman Sachs Group L.P.
   4.05%-5.01%, 4/8/1999-9/22/1999 (b,c)
   (cost $85,000,000) ..........................................................                   $ 85,000,000     $  85,000,000
                                                                                                                     ------------
                                                                                                                     ------------

Dreyfus Institutional Preferred Money Market Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                            March 31, 1999



                                                                                                     Principal
Short-Term Bank Notes--13.2%                                                                          Amount           Value
-------------------------------------------------------------------------------                    -------------   ------------
Comerica Bank
   4.94%, 3/22/2000 (a.........................................................                    $  50,000,000   $   49,981,637
First Union National Bank
   4.86%, 7/23/1999 (a) .......................................................                       50,000,000       50,000,000
Harris Trust & Savings Bank
   5.00%, 5/5/1999.............................................................                       25,000,000       25,000,000
Key Bank N.A.
   4.95%, 4/14/2000 (a) .......................................................                       25,000,000       24,987,286
Lasalle National Bank
   5.70%, 7/16/1999............................................................                       25,000,000       24,998,292
NationsBank N.A.
   5.00%, 1/5/2000.............................................................                       10,000,000       10,000,000
PNC Bank NA
   4.82%-4.87%, 5/21/1999-6/4/1999 (a) ........................................                       55,000,000       54,993,541
SouthTrust Bank N. A.
   4.86%, 7/6/1999 (a).........................................................                       25,000,000       24,996,150
                                                                                                                   --------------

TOTAL SHORT-TERM BANK NOTES
   (cost $264,956,906) ........................................................                                    $  264,956,906
                                                                                                                   --------------
                                                                                                                   --------------

Time Deposits--3.5%
-------------------------------------------------------------------------------
Bayerische Vereinsbank (Grand Cayman)
   5.13%, 4/1/1999
   (cost $70,698,000) .........................................................                    $  70,698,000   $   70,698,000
                                                                                                                   --------------
                                                                                                                   --------------

TOTAL INVESTMENTS
   (cost $1,984,443,669) ......................................................                            99.3%   $1,984,443,669
                                                                                                          -----    --------------
                                                                                                          -----    --------------

CASH AND RECEIVABLES (NET) ....................................................                              .7%   $   14,961,855
                                                                                                          -----    --------------
                                                                                                          -----    --------------

NET ASSETS.....................................................................                           100.0%   $1,999,405,524
                                                                                                          -----    --------------
                                                                                                          -----    --------------

Notes to Statement of Investments:
-------------------------------------------------------------------------------------------------------------------------------
(a)  Variable interest rate-subject to periodic change.
(b)  These notes were acquired for investment, and not with the intent to distribute or sell.
(c)  Security restricted as to public resale. This security was acquired at
     1/3/99 at a cost of par value. At March 31, 1999, the aggregate value of this security was $85,000,000 representing approximately 4.3% of net assets and is valued at amortized cost.

                       See notes to financial statements.

Dreyfus Institutional Preferred Money Market Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                             March 31, 1999



                                                                                     Cost               Value
                                                                                  -----------       ------------
ASSETS:            Investments in securities--See Statement of Investments.....   $1,984,443,669    $1,984,443,669
                   Interest receivable.........................................                         16,419,764
                                                                                                    --------------
                                                                                                     2,000,863,433
                                                                                                    --------------
LIABILITIES:       Due to The Dreyfus Corporation..............................                            221,846
                   Cash overdraft due to Custodian.............................                          1,236,063
                                                                                                    --------------
                                                                                                         1,457,909
                                                                                                    --------------
NET ASSETS.....................................................................                     $1,999,405,524
                                                                                                    --------------
                                                                                                    --------------
REPRESENTED BY:    Paid-in capital.............................................                     $1,999,407,614
                   Accumulated net realized gain (loss) on investments.........                             (2,090)
                                                                                                    --------------
NET ASSETS.....................................................................                     $1,999,405,524
                                                                                                    --------------
                                                                                                    --------------

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                      1,999,407,614

NET ASSET VALUE, offering and redemption price per share.......................                              $1.00
                                                                                                             -----
                                                                                                             -----

Statement of Operations                                                                  Year Ended March 31, 1999

INVESTMENT INCOME
INCOME             Interest Income.............................................                        $93,111,466
EXPENSES           Management Fee--Note 2(a)...................................                          1,722,571
                                                                                                       -----------
INVESTMENT INCOME NET...........................................................                        91,388,895

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).............................                             37,644
                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                        $91,426,539
                                                                                                       -----------
                                                                                                       -----------

                       See notes to financial statements.

Dreyfus Institutional Preferred Money Market Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets



                                                                                   Year Ended       Year Ended
                                                                                 March 31, 1999   March 31, 1998*
                                                                                 --------------   --------------
OPERATIONS:
   Investment income--net......................................................  $   91,388,895   $   48,129,471
   Net realized gain (loss) on investments.....................................          37,644           (2,792)
                                                                                 --------------   --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..........      91,426,539       48,126,679
                                                                                 --------------   --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net......................................................     (91,388,895)     (48,129,471)
   Net realized gain on investments............................................         (36,942)         ---
                                                                                 --------------   --------------
      Total Dividends..........................................................     (91,425,837)     (48,129,471)
                                                                                 --------------   --------------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
   Net proceeds from shares sold...............................................   9,462,363,499    5,663,121,791
   Dividends reinvested........................................................      81,867,044       47,609,227
   Cost of shares redeemed.....................................................  (9,041,452,044)  (4,214,201,903)
                                                                                 --------------   --------------
     Increase (Decrease) in Net Assets from Beneficial Interest Transactions...     502,778,499    1,496,529,115
                                                                                 --------------   --------------
       Total Increase (Decrease) in Net Assets.................................     502,779,201    1,496,526,323
NET ASSETS
   Beginning of period.........................................................   1,496,626,323          100,000
                                                                                 --------------   --------------
   End of period...............................................................  $1,999,405,524   $1,496,626,323
                                                                                 --------------   --------------
                                                                                 --------------   --------------

-------------------
* From June 11, 1997 (commencement of operations) to March 31, 1998.

                        See notes to financial statements

Dreyfus Institutional Preferred Money Market Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                      Year Ended       Period Ended
                                                                                    March 31, 1999   March 31, 1998(1)
                                                                                    --------------   --------------
PER SHARE DATA:
   Net asset value, beginning of period........................................     $ 1.00          $ 1.00
                                                                                    ------          ------
   Investment Operations:
   Investment incomenet........................................................       .053            .046
                                                                                    ------          ------
   Distributions:
   Dividends from investment income--net.......................................      (.053)          (.046)
                                                                                    ------          ------

   Net asset value, end of period..............................................     $ 1.00          $ 1.00
                                                                                    ------          ------
                                                                                    ------          ------

TOTAL INVESTMENT RETURN........................................................       5.48%           5.76%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.....................................        .10%            .10%(2)
   Ratio of net investment income to average net assets........................       5.31%           5.64%(2)
   Net Assets, end of period (000s Omitted).................................... $1,999,406       $1,496,626

-------------------
(1)  From June 11, 1997 (commencement of operations) to March 31, 1998.
(2)  Annualized.

                       See notes to financial statements.

Dreyfus Institutional Preferred Money Market Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Institutional Preferred Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Funds investments.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that a net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10 of 1% of the value of the Funds average daily net assets and is payable monthly. The Manager has agreed to pay all of the Funds expenses except the management fee.

   The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.

   (b) Each trustee receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Institutional Preferred Money Market Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Institutional Preferred Money Market Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Preferred Money Market Fund, including the statement of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Preferred Money Market Fund at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                    ERNST & YOUNG LLP
New York, New York
April 26, 1999

Dreyfus Institutional Preferred
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.       194AR993